SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) - February 19, 1999


                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)


        Nevada                  0-15950                37-1078406
   -----------------         --------------        ---------------------
    (State of other           (Commission             (IRS Employer
    jurisdiction of           File Number)         Identification No.)
    incorporation)

   201 W. Main Street, Urbana, Illinois                     61801
   ----------------------------------------             -------------
   (Address of principal executive offices)               (Zip Code)

   Registrant's telephone number, including area code:  (217) 365-4513

ITEM 5.    OTHER EVENTS

     On February 19, 1999, the Registrant announced its Repurchase Program.  The

Registrant's Repurchase Program will cover up to 500,000 shares of its Class A

Common Stock.

     The Press Release dated February 19, 1999 is attached as an exhibit hereto and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS

99.1 Press Release, dated February 19, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST BUSEY CORPORATION



Date:  February 22, 1999        By:  /s/ Douglas C. Mills
                                   ----------------------------------
                                Name:  Douglas C. Mills
                                Title:  Chairman of the Board, Chief
                                          Executive Officer and President

                                  EXHIBIT INDEX


                                                              SEQUENTIALLY
      EXHIBIT                     DESCRIPTION                 NUMBERED PAGE
      -------                 --------------------            -------------
        99.1                  Press Release, dated
                              February 19, 1999

Contact:  Douglas C. Mills                               First Busey Corporation
Chairman of the Board
201 West Main Street
urbana, IL  61801
Phone: 217-365-4512
Fax: 217-365-4592


                                                               February 19, 1999

PRESS RELEASE


     At the February 16, 1999 Board Meeting of First Busey Corporation, the Board of Directors approved a Repurchase Program authorizing Management to purchase up to 500,000 shares of outstanding stock of First Busey Corporation, or up to 4% of the currently outstanding shares of the Corporation.

     First Busey Corporation is headquartered in Urbana, Illinois. Its banking subsidiary, Busey Bank, has 18 community banking centers throughout Champaign, McLean and Ford Counties in Illinois and one banking center in Indianapolis. Busey also provides electronic delivery of financial services through Busey e-bank (www.busey.com). Busey has a Loan Production Office in Fort Myers, Florida, and a full-service broker/dealer subsidiary, First Busey Securities, Inc. First Busey Securities currently has in excess of $375 million under care. Busey Bank also owns Busey Travel as well as Busey Insurance Services, which provides insurance products in McLean and Ford counties. First Busey Trust & Investment Co. is a wholly owned subsidiary of First Busey Corporation specializing in asset management and trust services. Currently, First Busey Trust has total assets under care in excess of $760 million.

     First Busey Corporation stock is traded on the Nasdaq National Market under the symbol BUSE.